SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 14, 2002


                            THE KEITH COMPANIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           California                000-26561               33-0203193
  (State or Other Jurisdiction      (Commission             (IRS Employer
        of Incorporation)          File Number)          Identification No.)

                              2955 Red Hill Avenue
                          Costa Mesa, California 92626
                    (Address of Principal Executive Offices)

                                 (714) 668-7001
                         (Registrant's Telephone Number)


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Item 5. OTHER EVENTS.

     Reference is made to the press release issued on February 14, 2002, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements.  None.

        (b)    Pro Forma Financial Information.  None.

        (c)    Exhibits.

                   Exhibit 99.1 Press Release dated February 14, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 21, 2001                      THE KEITH COMPANIES, INC.



                                       By:  /S/ GARY C. CAMPANARO
                                          -------------------------------------
                                          Gary C. Campanaro
                                          Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

EXHIBIT

99.1    Press release announcing 2001 year end results dated February 14, 2002.